UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

 (Exact name of registrant as specified in its charter)

VA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA	22911
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (434) 964-2211

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 25, 2013, StellarOne Corporation issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2013. The text of the press release is included as Exhibit 99.1 to this report.

Item 8.01 Other Events.
The Board of Directors of Stellarone has approved a second quarter dividend of $0.10 per share, payable on May 28, 2013 to shareholders of record on May 7, 2013. This dividend represents an increase of $0.02 or 25% over the $0.08 share paid in first quarter of 2013, and an increase of $0.04 or 66.7% over the $0.06 paid in second quarter 2012.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1. Press release dated April 25, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
StellarOne Corporation (Registrant)
April 25, 2013 (Date)	/s/ Jeffrey W. Farrar Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated April 25, 2013